                                                                   EXHIBIT 99.e4

                     AMENDMENT NO. 3 TO AMENDED AND RESTATED
                             DISTRIBUTION AGREEMENT

     THIS AMENDMENT NO. 3 TO AMENDED AND RESTATED DISTRIBUTION AGREEMENT is made as of the  27th  day of  February,  2004,  by and  between  each of the open end management investment companies listed on Schedule A, attached hereto, as of the dates noted on such  Schedule  A,  together  with all other open end  management investment companies subsequently established and made subject to this Agreement in accordance  with Section 11 (the "Issuers") and American  Century  Investment
Services, Inc.  ("Distributor").  Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Distribution Agreement.

                                    RECITALS

     WHEREAS,  the Issuers and  Distributor are parties to a certain Amended and
Restated Distribution Agreement dated September 3, 2002 and amended December 31,
2002 and August 29, 2003 (the "Distribution Agreement"); and

     WHEREAS,  American Century  Municipal Trust has added A, B and C classes of shares to Arizona Municipal Bond Fund and Florida Municipal Bond Fund; and

     WHEREAS,  American Century Mutual Funds, Inc. has added a new fund, Capital
Growth Fund; and

     WHEREAS,  American Century Capital  Portfolios,  Inc. has added a new fund,
Mid Cap Value Fund; and

     WHEREAS,  American Century Variable Portfolios,  Inc. has added a new fund,
VP Mid Cap Value Fund; and

     WHEREAS,  American  Century  Variable  Portfolios,  Inc. has added Class IV class of shares; and

     WHEREAS, the parties desire to amend the Distribution  Agreement to reflect these changes.

     NOW,  THEREFORE,  in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

     1.  Schedules  A, B,  C,  D, E, F, G, H, I, J, K and L to the  Distribution
Agreement are hereby  amended by deleting the text thereof in their entirety and inserting in lieu  therefor the Schedules A, B, C, D, E, F, G, H, I, J, K, L and
M attached hereto.

                                       1

     2. After the date hereof,  all  references  to the  Distribution  Agreement shall be deemed to mean the  Distribution  Agreement,  as amended to-date and as amended by this Amendment No. 3.

     3. In the event of a conflict between the terms of this Amendment No. 3 and the Distribution  Agreement, as amended, it is the intention of the parties that the terms of this Amendment No. 3 shall control and the Distribution  Agreement, as amended,  shall be interpreted on that basis. To the extent the provisions of the  Distribution  Agreement  have not been amended by this Amendment No. 3, the parties hereby confirm and ratify the Distribution Agreement.

     4. This Amendment No. 3 may be executed in two or more  counterparts,  each of which shall be an original and all of which  together  shall  constitute  one instrument.

     IN WITNESS  WHEREOF,  the undersigned have executed this Amendment No. 3 as of the date first above written.

                             AMERICAN CENTURY INVESTMENT SERVICES, INC.

                             By:    /s/ David C. Tucker
                                    ---------------------------------------
                             Name:  David C. Tucker
                             Title: Senior Vice President

                             AMERICAN CENTURY CALIFORNIA TAX-FREE AND
                                  MUNICIPAL FUNDS
                             AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                             AMERICAN CENTURY GOVERNMENT INCOME TRUST
                             AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                             AMERICAN CENTURY INVESTMENT TRUST
                             AMERICAN CENTURY MUNICIPAL TRUST
                             AMERICAN CENTURY MUTUAL FUNDS, INC.
                             AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                             AMERICAN CENTURY STRATEGIC ASSET
                                 ALLOCATIONS, INC.
                             AMERICAN CENTURY TARGET MATURITIES TRUST
                             AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
                             AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
                             AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

                             By:    /s/ Charles A. Etherington
                                    ---------------------------------------
                             Name:  Charles A. Etherington
                             Title: Vice President

                                   SCHEDULE A

           Companies and Funds Covered by this Distribution Agreement

Fund                                                          Date of Agreement
----                                                          -----------------

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
>>  California Municipal Money Market Fund                    March 13, 2000
>>  California High-Yield Municipal Fund                      March 13, 2000
>>  California Tax-Free Money Market Fund                     March 13, 2000
>>  California Limited-Term Tax-Free Fund                     March 13, 2000
>>  California Intermediate-Term Tax-Free Fund                March 13, 2000
>>  California Long-Term Tax-Free Fund                        March 13, 2000
>>  California Insured Tax-Free Fund                          March 13, 2000

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>  Equity Income Fund                                        March 13, 2000
>>  Real Estate Fund                                          March 13, 2000
>>  Value Fund                                                March 13, 2000
>>  Small Cap Value Fund                                      March 13, 2000
>>  Equity Index Fund                                         March 13, 2000
>>  Large Cap Value Fund                                      March 13, 2000
>>  Mid Cap Value Fund                                        February 27, 2004

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>  Treasury Fund (formerly Intermediate-Term Treasury Fund)  March 13, 2000
>>  Government Bond Fund (formerly Long-Term Treasury Fund)   March 13, 2000
>>  Government Agency Money Market Fund                       March 13, 2000
>>  Short-Term Government Fund                                March 13, 2000
>>  Ginnie Mae Fund (formerly GNMA Fund)                      March 13, 2000
>>  Inflation-Adjusted Bond Fund (formerly
      Inflation-Adjusted Treasury Fund)                       March 13, 2000
>>  Capital Preservation Fund                                 March 13, 2000

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>  International Bond Fund                                   March 13, 2000

AMERICAN CENTURY INVESTMENT TRUST
>>  Prime Money Market Fund                                   March 13, 2000
>>  Diversified Bond Fund                                     August 1, 2001
>>  Premium Money Market Fund                                 August 1, 2001

AMERICAN CENTURY MUNICIPAL TRUST
>>  Arizona Municipal Bond Fund (formerly Arizona             March 13, 2000
      Intermediate-Term Municipal Fund)
>>  Florida Municipal Money Market Fund                       March 13, 2000
>>  Florida Municipal Bond Fund (formerly Florida             March 13, 2000
      Intermediate-Term Municipal Fund)
>>  Tax-Free Money Market Fund                                March 13, 2000
>>  Tax-Free Bond (formerly Intermediate-Term Tax-Free Fund)  March 13, 2000
>>  Limited-Term Tax-Free Fund                                March 13, 2000
>>  High-Yield Municipal Fund                                 March 13, 2000

                                                                        page A-1

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>  Balanced Fund                                             March 13, 2000
>>  Growth Fund                                               March 13, 2000
>>  Heritage Fund                                             March 13, 2000
>>  Select Fund                                               March 13, 2000
>>  Ultra Fund                                                March 13, 2000
>>  Vista Fund                                                March 13, 2000
>>  Giftrust Fund                                             March 13, 2000
>>  New Opportunities Fund                                    March 13, 2000
>>  High-Yield Fund                                           March 13, 2000
>>  Capital Value Fund                                        March 13, 2000
>>  Veedot Fund                                               March 13, 2000
>>  Veedot Large-Cap Fund                                     March 13, 2000
>>  New Opportunities II Fund                                 May 1, 2001
>>  Capital Growth Fund                                       February 27, 2004

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
>>  Equity Growth Fund                                        March 13, 2000
>>  Income & Growth Fund                                      March 13, 2000
>>  Global Gold Fund                                          March 13, 2000
>>  Utilities Fund                                            March 13, 2000
>>  Small Company Fund                                        March 13, 2000

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>  Strategic Allocation: Aggressive Fund                     March 13, 2000
>>  Strategic Allocation: Conservative Fund                   March 13, 2000
>>  Strategic Allocation: Moderate Fund                       March 13, 2000
>>  EmVee Fund                                                August 29, 2003

AMERICAN CENTURY TARGET MATURITIES TRUST
>>  Target 2005 Fund                                          March 13, 2000
>>  Target 2010 Fund                                          March 13, 2000
>>  Target 2015 Fund                                          March 13, 2000
>>  Target 2020 Fund                                          March 13, 2000
>>  Target 2025 Fund                                          March 13, 2000
>>  Target 2030 Fund                                          December 18, 2000

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
>>  VP Balanced Fund                                          March 13, 2000
>>  VP Capital Appreciation Fund                              March 13, 2000
>>  VP International Fund                                     March 13, 2000
>>  VP Income & Growth Fund                                   March 13, 2000
>>  VP Value Fund                                             March 13, 2000
>>  VP Equity Index Fund                                      December 1, 2000
>>  VP Growth Fund                                            December 1, 2000
>>  VP Ultra Fund                                             December 1, 2000
>>  VP Vista Fund                                             December 1, 2000
>>  VP Global Growth Fund                                     December 1, 2000
>>  VP Large Company Value Fund                               December 31, 2002
>>  VP Mid Cap Value Fund                                     February 27, 2004

                                                                        page A-2

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
>>  VP Inflation Protection Fund                              December 31, 2002

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>  Emerging Markets Fund                                     March 13, 2000
>>  International Growth Fund                                 March 13, 2000
>>  International Discovery Fund                              March 13, 2000
>>  Global Growth Fund                                        March 13, 2000
>>  Life Sciences Fund                                        June 1, 2000
>>  Technology Fund                                           June 1, 2000
>>  International Opportunities Fund                          May 1, 2001
>>  European Growth Fund                                      May 1, 2001

                                                                        page A-3

                                   SCHEDULE B

                              Investor Class Funds

Fund                                                          Date of Agreement
----                                                          -----------------

AMERICAN CENTURY CALIFORNIA TAX-FREE AND
  MUNICIPAL FUNDS
>>  California Municipal Money Market Fund                    March 13, 2000
>>  California High-Yield Municipal Fund                      March 13, 2000
>>  California Tax-Free Money Market Fund                     March 13, 2000
>>  California Limited-Term Tax-Free Fund                     March 13, 2000
>>  California Intermediate-Term Tax-Free Fund                March 13, 2000
>>  California Long-Term Tax-Free Fund                        March 13, 2000
>>  California Insured Tax-Free Fund                          March 13, 2000

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>  Equity Income Fund                                        March 13, 2000
>>  Real Estate Fund                                          March 13, 2000
>>  Value Fund                                                March 13, 2000
>>  Small Cap Value Fund                                      March 13, 2000
>>  Equity Index Fund                                         March 13, 2000
>>  Large Cap Value Fund                                      March 13, 2000
>>  Mid Cap Value Fund                                        February 27, 2004

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>  Treasury Fund (formerly Intermediate-Term Treasury Fund)  March 13, 2000
>>  Government Bond Fund (formerly Long-Term Treasury Fund)   March 13, 2000
>>  Government Agency Money Market Fund                       March 13, 2000
>>  Short-Term Government Fund                                March 13, 2000
>>  Ginnie Mae Fund (formerly GNMA Fund)                      March 13, 2000
>>  Inflation-Adjusted Bond Fund (formerly
      Inflation-Adjusted Treasury Fund)                       March 13, 2000
>>  Capital Preservation Fund                                 March 13, 2000

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>  International Bond Fund                                   March 13, 2000

AMERICAN CENTURY INVESTMENT TRUST
>>  Prime Money Market Fund                                   March 13, 2000
>>  Diversified Bond Fund                                     August 1, 2001
>>  Premium Money Market Fund                                 August 1, 2001

                                                                        page B-1

AMERICAN CENTURY MUNICIPAL TRUST
>>  Arizona Municipal Bond Fund (formerly Arizona             March 13, 2000
    Intermediate-Term Municipal Fund)
>>  Florida Municipal Money Market Fund                       March 13, 2000
>>  Florida Municipal Bond Fund (formerly Florida             March 13, 2000
    Intermediate-Term Municipal Fund)
>>  Tax-Free Money Market Fund                                March 13, 2000
>>  Tax-Free Bond (formerly Intermediate-Term
      Tax-Free Fund)                                          March 13, 2000
>>  Limited-Term Tax-Free Fund                                March 13, 2000
>>  High-Yield Municipal Fund                                 March 13, 2000

>>  AMERICAN CENTURY MUTUAL FUNDS, INC.
>>  Balanced Fund                                             March 13, 2000
>>  Growth Fund                                               March 13, 2000
>>  Heritage Fund                                             March 13, 2000
>>  Select Fund                                               March 13, 2000
>>  Ultra Fund                                                March 13, 2000
>>  Vista Fund                                                March 13, 2000
>>  Giftrust                                                  March 13, 2000
>>  New Opportunities Fund                                    March 13, 2000
>>  High-Yield Fund                                           March 13, 2000
>>  Capital Value Fund                                        March 13, 2000
>>  Veedot Fund                                               March 13, 2000
>>  Veedot Large-Cap Fund                                     March 13, 2000
>>  New Opportunities II Fund                                 May 1, 2001

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
>>  Equity Growth Fund                                        March 13, 2000
>>  Income & Growth Fund                                      March 13, 2000
>>  Global Gold Fund                                          March 13, 2000
>>  Utilities Fund                                            March 13, 2000
>>  Small Company Fund                                        March 13, 2000

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>  Strategic Allocation: Aggressive Fund                    March 13, 2000
>>  Strategic Allocation: Conservative Fund                  March 13, 2000
>>  Strategic Allocation: Moderate Fund                      March 13, 2000
>>  EmVee Fund                                               August 29, 2003

AMERICAN CENTURY TARGET MATURITIES TRUST
>>  Target 2005 Fund                                         March 13, 2000
>>  Target 2010 Fund                                         March 13, 2000
>>  Target 2015 Fund                                         March 13, 2000
>>  Target 2020 Fund                                         March 13, 2000
>>  Target 2025 Fund                                         March 13, 2000
>>  Target 2030 Fund                                         December 18, 2000

                                                                        page B-2

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
>>  VP Inflation Protection Fund                             December 31, 2002

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>  Emerging Markets Fund                                    March 13, 2000
>>  International Growth Fund                                March 13, 2000
>>  International Discovery Fund                             March 13, 2000
>>  Global Growth Fund                                       March 13, 2000
>>  Life Sciences                                            June 1, 2000
>>  Technology Fund                                          June 1, 2000
>>  International Opportunities Fund                         May 1, 2001
>>  European Growth Fund                                     May 1, 2001

                                                                        page B-3

                                   SCHEDULE C

                            Institutional Class Funds

Fund                                                        Date of Agreement
----                                                        -----------------

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>  Equity Income Fund                                       March 13, 2000
>>  Real Estate Fund                                         March 13, 2000
>>  Value Fund                                               March 13, 2000
>>  Small Cap Value Fund                                     March 13, 2000
>>  Equity Index Fund                                        March 13, 2000
>>  Large Cap Value Fund                                     March 13, 2000

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>  Balanced Fund                                            March 13, 2000
>>  Growth Fund                                              March 13, 2000
>>  Heritage Fund                                            March 13, 2000
>>  Select Fund                                              March 13, 2000
>>  Ultra Fund                                               March 13, 2000
>>  Vista Fund                                               March 13, 2000
>>  Capital Value Fund                                       March 13, 2000
>>  Veedot Fund                                              March 13, 2000
>>  Veedot Large-Cap Fund                                    March 13, 2000
>>  New Opportunities II Fund                                May 1, 2001

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
>>  Equity Growth Fund                                       March 13, 2000
>>  Income & Growth Fund                                     March 13, 2000
>>  Small Company Fund                                       March 13, 2000

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>  Strategic Allocation: Aggressive Fund                    June 1, 2000
>>  Strategic Allocation: Conservative Fund                  June 1, 2000
>>  Strategic Allocation: Moderate Fund                      June 1, 2000

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>  Emerging Markets Fund                                    March 13, 2000
>>  International Growth Fund                                March 13, 2000
>>  International Discovery Fund                             March 13, 2000
>>  Global Growth Fund                                       March 13, 2000
>>  Life Sciences Fund                                       June 1, 2000
>>  Technology Fund                                          June 1, 2000
>>  International Opportunities Fund                         May 1, 2001
>>  European Growth Fund                                     May 1, 2001

AMERICAN CENTURY INVESTMENT TRUST
>>  Diversified Bond Fund                                    August 1, 2001

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>  Inflation-Adjusted Bond Fund                             March 1, 2002

AMERICAN CENTURY MUNICIPAL TRUST
>>  Tax-Free Bond Fund                                       December 31, 2002

                                                                        page C-1

                                   SCHEDULE D

                               Advisor Class Funds

Fund                                                          Date of Agreement
----                                                          -----------------

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>  Equity Income Fund                                        March 13, 2000
>>  Value Fund                                                March 13, 2000
>>  Real Estate Fund                                          March 13, 2000
>>  Small Cap Value Fund                                      March 13, 2000
>>  Large Cap Value Fund                                      March 13, 2000

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>  Treasury Fund (formerly Intermediate-Term Treasury Fund)  March 13, 2000
>>  Government Bond Fund (formerly Long-Term Treasury Fund)   March 13, 2000
>>  Government Agency Money Market Fund                       March 13, 2000
>>  Short-Term Government Fund                                March 13, 2000
>>  Ginnie Mae Fund (formerly GNMA Fund)                      March 13, 2000
>>  Inflation-Adjusted Bond Fund (formerly
       Inflation-Adjusted Treasury Fund)                      March 13, 2000

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>  International Bond Fund                                   March 13, 2000

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>  Balanced Fund                                             March 13, 2000
>>  Growth Fund                                               March 13, 2000
>>  Heritage Fund                                             March 13, 2000
>>  Select Fund                                               March 13, 2000
>>  Ultra Fund                                                March 13, 2000
>>  Vista Fund                                                March 13, 2000
>>  High-Yield Fund                                           March 13, 2000
>>  Capital Value Fund                                        March 13, 2000
>>  Veedot Fund                                               March 13, 2000
>>  Veedot Large-Cap Fund                                     March 13, 2000

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
>>  Equity Growth Fund                                        March 13, 2000
>>  Income & Growth Fund                                      March 13, 2000
>>  Global Gold Fund                                          March 13, 2000
>>  Utilities Fund                                            March 13, 2000
>>  Small Company Fund                                        March 13, 2000

                                                                        page D-1

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>  Strategic Allocation: Aggressive Fund                     March 13, 2000
>>  Strategic Allocation: Conservative Fund                   March 13, 2000
>>  Strategic Allocation: Moderate Fund                       March 13, 2000
>>  EmVee Fund                                                August 29, 2003

AMERICAN CENTURY TARGET MATURITIES TRUST
>>  Target 2005 Fund                                          March 13, 2000
>>  Target 2010 Fund                                          March 13, 2000
>>  Target 2015 Fund                                          March 13, 2000
>>  Target 2020 Fund                                          March 13, 2000
>>  Target 2025 Fund                                          March 13, 2000
>>  Target 2030 Fund                                          December 18, 2000

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>  Emerging Markets Fund                                     March 13, 2000
>>  International Growth Fund                                 March 13, 2000
>>  International Discovery Fund                              March 13, 2000
>>  Global Growth Fund                                        March 13, 2000
>>  Life Sciences Fund                                        June 1, 2000
>>  Technology Fund                                           June 1, 2000
>>  European Growth Fund                                      May 1, 2001

AMERICAN CENTURY INVESTMENT TRUST
>>  Prime Money Market Fund                                   March 13, 2000
>>  Diversified Bond Fund                                     August 1, 2001

                                                                        page D-2

                                   SCHEDULE E

                                  C Class Funds

Fund                                                        Date of Agreement
----                                                        -----------------

AMERICAN CENTURY CALIFORNIA TAX-FREE
  AND MUNICIPAL FUNDS
>>  California High-Yield Municipal Fund                      May 1, 2001

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>  Equity Income Fund                                        May 1, 2001
>>  Value Fund                                                May 1, 2001
>>  Small Cap Value Fund                                      May 1, 2001

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>  Ginnie Mae Fund (formerly GNMA Fund)                      May 1, 2001

AMERICAN CENTURY INVESTMENT TRUST
>>  Prime Money Market Fund                                   May 1, 2001

AMERICAN CENTURY MUNICIPAL TRUST
>>  High-Yield Municipal Fund                                 May 1, 2001
>>  Arizona Municipal Bond Fund                               February 27, 2004
>>  Florida Municipal Bond Fund                               February 27, 2004

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>  Growth Fund                                               May 1, 2001
>>  Ultra Fund                                                May 1, 2001
>>  Vista Fund                                                May 1, 2001
>>  Heritage Fund                                             May 1, 2001
>>  High-Yield Fund                                           May 1, 2001
>>  Capital Growth Fund                                       February 27, 2004

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
>>  Equity Growth Fund                                        May 1, 2001
>>  Income & Growth Fund                                      May 1, 2001

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>  Strategic Allocation:  Aggressive Fund                    May 1, 2001
>>  Strategic Allocation:  Moderate Fund                      May 1, 2001

AMERICAN CENTURY TARGET MATURITIES TRUST
>>  Target 2030 Fund                                          May 1, 2001

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>  International Growth Fund                                 May 1, 2001
>>  Global Growth Fund                                        May 1, 2001
>>  Life Sciences                                             May 1, 2001
>>  Technology Fund                                           May 1, 2001
>>  Emerging Markets Fund                                     May 1, 2001
>>  European Growth Fund                                      May 1, 2001

                                                                        page E-1

                                   SCHEDULE F

                                  Class I Funds

Fund                                                        Date of Agreement
----                                                        -----------------
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

>>  VP Balanced Fund                                          March 13, 2000
>>  VP Capital Appreciation Fund                              March 13, 2000
>>  VP International Fund                                     March 13, 2000
>>  VP Income & Growth Fund                                   March 13, 2000
>>  VP Value Fund                                             March 13, 2000
>>  VP Equity Index Fund                                      December 1, 2000
>>  VP Growth Fund                                            December 1, 2000
>>  VP Ultra Fund                                             December 1, 2000
>>  VP Vista Fund                                             December 1, 2000
>>  VP Global Growth Fund                                     December 1, 2000
>>  VP Mid Cap Value Fund                                     February 27, 2004

                                                                        page F-1

                                   SCHEDULE G

                                 Class II Funds

Fund                                                        Date of Agreement
----                                                        -----------------

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
>>  VP International Fund                                     May 24, 2001
>>  VP Income & Growth Fund                                   May 24, 2001
>>  VP Value Fund                                             May 24, 2001
>>  VP Ultra Fund                                             May 24, 2001
>>  VP Large Company Value Fund                               December 31, 2002
>>  VP Mid Cap Value Fund                                     February 27, 2004

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
>>       VP Inflation Protection Fund                         December 31, 2002

                                                                        page G-1

                                   SCHEDULE H

                                 Class III Funds

Fund                                                        Date of Agreement
----                                                        -----------------

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
>>  VP International Fund                                     March 6, 2002
>>  VP Income & Growth Fund                                   March 6, 2002
>>  VP Value Fund                                             March 6, 2002
>>  VP Ultra Fund                                             March 6, 2002

                                                                        page H-1

                                   SCHEDULE I

                                  Class A Funds

Fund                                                          Date of Agreement
----                                                          -----------------

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>  Select Fund                                               September 3, 2002
>>  New Opportunities II Fund                                 September 3, 2002
>>  Capital Growth Fund                                       February 27, 2004

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>  Value Fund                                                September 3, 2002
>>  Large Company Value Fund                                  September 3, 2002

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>  International Growth Fund                                 September 3, 2002

AMERICAN CENTURY INVESTMENT TRUST
>>  Prime Money Market Fund                                   September 3, 2002
>>  Diversified Bond Fund                                     September 3, 2002
>>  High-Yield Fund                                           September 3, 2002

AMERICAN CENTURY CALIFORNIA TAX-FREE AND
MUNICIPAL FUNDS
>>  California High-Yield Municipal Fund                      September 3, 2002

AMERICAN CENTURY MUNICIPAL TRUST
>>  High-Yield Municipal Fund                                 September 3, 2002
>>  Arizona Municipal Bond Fund                               February 27, 2004
>>  Florida Municipal Bond Fund                               February 27, 2004

                                                                        page I-1

                                   SCHEDULE J

                                  Class B Funds

Fund                                                          Date of Agreement
----                                                          -----------------

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>  Select Fund                                               September 3, 2002
>>  New Opportunities II Fund                                 September 3, 2002
>>  Capital Growth Fund                                       February 24, 2004

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>  Value Fund                                                September 3, 2002
>>  Large Company Value Fund                                  September 3, 2002

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>  International Growth Fund                                 September 3, 2002

AMERICAN CENTURY INVESTMENT TRUST
>>  Prime Money Market Fund                                   September 3, 2002
>>  Diversified Bond Fund                                     September 3, 2002
>>  High-Yield Fund                                           September 3, 2002

AMERICAN CENTURY CALIFORNIA TAX-FREE AND
MUNICIPAL FUNDS
>>  California High-Yield Municipal Fund                      September 3, 2002

AMERICAN CENTURY MUNICIPAL TRUST
>>  High-Yield Municipal Fund                                 September 3, 2002
>>  Arizona Municipal Bond Fund                               February 27, 2004
>>  Florida Municipal Bond Fund                               February 27, 2004

                                                                        page J-1

                                   SCHEDULE K

                                Class C II Funds

Fund                                                          Date of Agreement
----                                                          -----------------
AMERICAN CENTURY MUTUAL FUNDS, INC.
>>  Select Fund                                               September 3, 2002
>>  New Opportunities II Fund                                 September 3, 2002

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>  Value Fund                                                September 3, 2002
>>  Large Company Value Fund                                  September 3, 2002

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>  International Growth Fund                                 September 3, 2002

AMERICAN CENTURY INVESTMENT TRUST
>>  Prime Money Market Fund                                   September 3, 2002
>>  Diversified Bond Fund                                     September 3, 2002
>>  High-Yield Fund                                           September 3, 2002

AMERICAN CENTURY CALIFORNIA TAX-FREE AND
MUNICIPAL FUNDS
>>  California High-Yield Municipal Fund                      September 3, 2002

AMERICAN CENTURY MUNICIPAL TRUST
>>  High-Yield Municipal Fund                                 September 3, 2002

                                                                        page K-1

                                   SCHEDULE L

                                  R Class Funds

Fund                                                          Date of Agreement
----                                                          -----------------

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>  Growth Fund                                               August 29, 2003
>>  Ultra Fund                                                August 29, 2003

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>  Equity Income Fund                                        August 29, 2003
>>  Large Company Value Fund                                  August 29, 2003

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>  International Growth Fund                                 August 29, 2003

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
>>  Income & Growth Fund                                      August 29, 2003
>>  Small Company Fund                                        August 29, 2003

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>  Strategic Allocation: Moderate Fund                       August 29, 2003

                                                                        page L-1

                                   SCHEDULE M

                                 Class IV Funds

Fund                                                          Date of Agreement

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
>>  VP International Fund                                     February 27, 2004

                                                                        page M-1